Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Fourth Quarter 2023
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2023 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2023 Q4		Year Ended December 31,
(Dollars in millions, except per share data and as noted)	2023	2023	2023	2023	2022	2023	2022			2023 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2023	2022	2022
Income Statement
Net interest income	$7,519	$7,423	$7,113	$7,186	$7,197	1%	4%	$29,241	$27,114	8%
Non-interest income	1,987	1,943	1,899	1,717	1,843	2	8	7,546	7,136	6
Total net revenue(1)	9,506	9,366	9,012	8,903	9,040	1	5	36,787	34,250	7
Provision for credit losses	2,857	2,284	2,490	2,795	2,416	25	18	10,426	5,847	78
Non-interest expense:
Marketing	1,254	972	886	897	1,118	29	12	4,009	4,017	—
Operating expense	4,463	3,888	3,908	4,048	3,962	15	13	16,307	15,146	8
Total non-interest expense	5,717	4,860	4,794	4,945	5,080	18	13	20,316	19,163	6
Income from continuing operations before income taxes	932	2,222	1,728	1,163	1,544	(58)	(40)	6,045	9,240	(35)
Income tax provision	226	432	297	203	312	(48)	(28)	1,158	1,880	(38)
Net income	706	1,790	1,431	960	1,232	(61)	(43)	4,887	7,360	(34)
Dividends and undistributed earnings allocated to participating securities(2)	(10)	(28)	(23)	(16)	(14)	(64)	(29)	(77)	(88)	(13)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(228)	(228)	—
Net income available to common stockholders	$639	$1,705	$1,351	$887	$1,161	(63)	(45)	$4,582	$7,044	(35)
Common Share Statistics
Basic earnings per common share:(2)
Net income per basic common share	$1.67	$4.46	$3.53	$2.32	$3.03	(63)%	(45)%	$11.98	$17.98	(33)%
Diluted earnings per common share:(2)
Net income per diluted common share	$1.67	$4.45	$3.52	$2.31	$3.03	(62)%	(45)%	$11.95	$17.91	(33)%
Weighted-average common shares outstanding (in millions):
Basic	381.9	382.5	382.8	382.6	382.6	—	—	382.4	391.8	(2)%
Diluted	382.8	383.3	383.7	383.8	383.7	—	—	383.4	393.2	(2)
Common shares outstanding (period-end, in millions)	380.4	381.0	381.4	382.0	381.3	—	—	380.4	381.3	—
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—	$2.40	$2.40	—
Tangible book value per common share (period-end)(3)	99.78	87.97	90.07	90.86	86.11	13%	16%	99.78	86.11	16

						2023 Q4		Year Ended December 31,
(Dollars in millions)	2023	2023	2023	2023	2022	2023	2022			2023 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2023	2022	2022
Balance Sheet (Period-End)
Loans held for investment	$320,472	$314,780	$311,323	$308,836	$312,331	2%	3%	$320,472	$312,331	3%
Interest-earning assets	449,701	445,428	441,250	445,166	427,248	1	5	449,701	427,248	5
Total assets	478,464	471,435	467,800	471,660	455,249	1	5	478,464	455,249	5
Interest-bearing deposits	320,389	317,217	314,393	318,641	300,789	1	7	320,389	300,789	7
Total deposits	348,413	346,011	343,705	349,827	332,992	1	5	348,413	332,992	5
Borrowings	49,856	49,247	50,258	48,777	48,715	1	2	49,856	48,715	2
Common equity	53,244	48,823	49,713	49,807	47,737	9	12	53,244	47,737	12
Total stockholders’ equity	58,089	53,668	54,559	54,653	52,582	8	10	58,089	52,582	10
Balance Sheet (Average Balances)
Loans held for investment	$315,890	$312,759	$309,655	$307,756	$306,881	1%	3%	$311,541	$292,238	7%
Interest-earning assets	446,929	443,532	439,139	435,199	421,051	1	6	441,238	406,646	9
Total assets	472,594	469,860	466,652	462,324	449,659	1	5	467,807	440,538	6
Interest-bearing deposits	316,808	316,032	313,207	308,788	292,793	—	8	313,737	277,208	13
Total deposits	345,328	345,013	343,678	340,123	326,558	—	6	343,554	313,551	10
Borrowings	51,070	49,736	48,468	48,016	49,747	3	3	49,332	51,006	(3)
Common equity	50,786	50,166	50,511	49,927	47,594	1	7	50,349	50,279	—
Total stockholders’ equity	55,632	55,012	55,357	54,773	52,439	1	6	55,195	55,125	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2023 Q4				Year Ended December 31,
(Dollars in millions, except as noted)	2023	2023	2023	2023	2022	2023		2022				2023 vs.
	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2023	2022	2022
Performance Metrics
Net interest income growth (period over period)	1%	4%	(1)%	—	3%	**		**		8%	12%	**
Non-interest income growth (period over period)	2	2	11	(7)%	2	**		**		6	14	**
Total net revenue growth (period over period)	1	4	1	(2)	3	**		**		7	13	**
Total net revenue margin(4)	8.51	8.45	8.21	8.18	8.59	6	bps	(8)	bps	8.34	8.42	(8)	bps
Net interest margin(5)	6.73	6.69	6.48	6.60	6.84	4		(11)		6.63	6.67	(4)
Return on average assets	0.60	1.52	1.23	0.83	1.10	(92)		(50)		1.04	1.67	(63)
Return on average tangible assets(6)	0.62	1.58	1.27	0.86	1.13	(96)		(51)		1.08	1.73	(65)
Return on average common equity(7)	5.03	13.59	10.70	7.11	9.76	(856)		(473)		9.10	14.01	(491)
Return on average tangible common equity(8)	7.20	19.59	15.30	10.15	14.22	(1,239)		(702)		13.04	19.91	(687)
Efficiency ratio(9)	60.14	51.89	53.20	55.54	56.19	825		395		55.23	55.95	(72)
Operating efficiency ratio(10)	46.95	41.51	43.36	45.47	43.83	544		312		44.33	44.22	11
Effective income tax rate for continuing operations	24.2	19.4	17.2	17.5	20.2	480		400		19.2	20.3	(110)
Employees (period-end, in thousands)	52.0	54.2	55.6	56.1	56.0	(4)%		(7)%		52.0	56.0	(7)%
Credit Quality Metrics
Allowance for credit losses	$15,296	$14,955	$14,646	$14,318	$13,240	2%		16%		$15,296	$13,240	16%
Allowance coverage ratio	4.77%	4.75%	4.70%	4.64%	4.24%	2	bps	53	bps	4.77%	4.24%	53	bps
Net charge-offs	$2,533	$1,999	$2,185	$1,697	$1,430	27%		77%		$8,414	$3,973	112%
Net charge-off rate(11)	3.21%	2.56%	2.82%	2.21%	1.86%	65	bps	135	bps	2.70%	1.36%	134	bps
30+ day performing delinquency rate	3.71	3.42	3.08	2.88	2.96	29		75		3.71	2.96	75
30+ day delinquency rate	3.99	3.71	3.36	3.09	3.21	28		78		3.99	3.21	78
Capital Ratios(12)
Common equity Tier 1 capital	12.9%	13.0%	12.7%	12.5%	12.5%	(10)	bps	40	bps	12.9%	12.5%	40	bps
Tier 1 capital	14.2	14.3	14.0	13.9	13.9	(10)		30		14.2	13.9	30
Total capital	16.0	16.2	16.0	15.9	15.8	(20)		20		16.0	15.8	20
Tier 1 leverage	11.2	11.2	11.0	10.9	11.1	—		10		11.2	11.1	10
Tangible common equity (“TCE”)(13)	8.2	7.3	7.6	7.6	7.5	90		70		8.2	7.5	70

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2023 Q4		Year Ended December 31,
(Dollars in millions, except as noted)	2023	2023	2023	2023	2022	2023	2022			2023 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2023	2022	2022
Interest income:
Loans, including loans held for sale	$9,934	$9,696	$9,057	$8,723	$8,360	2%	19%	$37,410	$28,910	29%
Investment securities	669	627	639	615	548	7	22	2,550	1,884	35
Other	542	550	470	416	250	(1)	117	1,978	443	**
Total interest income	11,145	10,873	10,166	9,754	9,158	3	22	41,938	31,237	34
Interest expense:
Deposits	2,745	2,611	2,277	1,856	1,335	5	106	9,489	2,535	**
Securitized debt obligations	263	249	236	211	170	6	55	959	384	150
Senior and subordinated notes	608	579	528	489	430	5	41	2,204	1,074	105
Other borrowings	10	11	12	12	26	(9)	(62)	45	130	(65)
Total interest expense	3,626	3,450	3,053	2,568	1,961	5	85	12,697	4,123	**
Net interest income	7,519	7,423	7,113	7,186	7,197	1	4	29,241	27,114	8
Provision for credit losses	2,857	2,284	2,490	2,795	2,416	25	18	10,426	5,847	78
Net interest income after provision for credit losses	4,662	5,139	4,623	4,391	4,781	(9)	(2)	18,815	21,267	(12)
Non-interest income:
Interchange fees, net	1,207	1,234	1,213	1,139	1,177	(2)	3	4,793	4,606	4
Service charges and other customer-related fees	424	453	411	379	395	(6)	7	1,667	1,625	3
Net securities gains (losses)	(34)	—	—	—	—	**	—	(34)	(9)	**
Other	390	256	275	199	271	52	44	1,120	914	23
Total non-interest income	1,987	1,943	1,899	1,717	1,843	2	8	7,546	7,136	6
Non-interest expense:
Salaries and associate benefits	2,284	2,274	2,317	2,427	2,266	—	1	9,302	8,425	10
Occupancy and equipment	628	518	506	508	554	21	13	2,160	2,050	5
Marketing	1,254	972	886	897	1,118	29	12	4,009	4,017	—
Professional services	359	295	290	324	481	22	(25)	1,268	1,807	(30)
Communications and data processing	345	344	344	350	352	—	(2)	1,383	1,379	—
Amortization of intangibles	22	24	22	14	25	(8)	(12)	82	70	17
Other	825	433	429	425	284	91	190	2,112	1,415	49
Total non-interest expense	5,717	4,860	4,794	4,945	5,080	18	13	20,316	19,163	6
Income from continuing operations before income taxes	932	2,222	1,728	1,163	1,544	(58)	(40)	6,045	9,240	(35)
Income tax provision	226	432	297	203	312	(48)	(28)	1,158	1,880	(38)
Net income	706	1,790	1,431	960	1,232	(61)	(43)	4,887	7,360	(34)
Dividends and undistributed earnings allocated to participating securities(2)	(10)	(28)	(23)	(16)	(14)	(64)	(29)	(77)	(88)	(13)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(228)	(228)	—
Net income available to common stockholders	$639	$1,705	$1,351	$887	$1,161	(63)	(45)	$4,582	$7,044	(35)

						2023 Q4		Year Ended December 31,
	2023	2023	2023	2023	2022	2023	2022			2023 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2023	2022	2022
Basic earnings per common share:(2)
Net income per basic common share	$1.67	$4.46	$3.53	$2.32	$3.03	(63)%	(45)%	$11.98	$17.98	(33)%
Diluted earnings per common share:(2)
Net income per diluted common share	$1.67	$4.45	$3.52	$2.31	$3.03	(62)%	(45)%	$11.95	$17.91	(33)%
Weighted-average common shares outstanding (in millions):
Basic common shares	381.9	382.5	382.8	382.6	382.6	—	—	382.4	391.8	(2)%
Diluted common shares	382.8	383.3	383.7	383.8	383.7	—	—	383.4	393.2	(2)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2023 Q4
	2023	2023	2023	2023	2022	2023	2022
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,903	$4,620	$3,360	$3,347	$5,193	6%	(6)%
Interest-bearing deposits and other short-term investments	38,394	40,249	38,236	43,166	25,663	(5)	50
Total cash and cash equivalents	43,297	44,869	41,596	46,513	30,856	(4)	40
Restricted cash for securitization investors	458	435	452	460	400	5	15
Securities available for sale	79,117	74,837	78,412	81,925	76,919	6	3
Loans held for investment:
Unsecuritized loans held for investment	289,229	284,953	280,933	280,093	283,282	2	2
Loans held in consolidated trusts	31,243	29,827	30,390	28,743	29,049	5	8
Total loans held for investment	320,472	314,780	311,323	308,836	312,331	2	3
Allowance for credit losses	(15,296)	(14,955)	(14,646)	(14,318)	(13,240)	2	16
Net loans held for investment	305,176	299,825	296,677	294,518	299,091	2	2
Loans held for sale	854	742	1,211	363	203	15	**
Premises and equipment, net	4,375	4,378	4,359	4,365	4,351	—	1
Interest receivable	2,478	2,469	2,297	2,250	2,104	—	18
Goodwill	15,065	15,048	15,060	14,779	14,777	—	2
Other assets	27,644	28,832	27,736	26,487	26,548	(4)	4
Total assets	$478,464	$471,435	$467,800	$471,660	$455,249	1	5

						2023 Q4
	2023	2023	2023	2023	2022	2023	2022
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Liabilities:
Interest payable	$649	$685	$637	$621	$527	(5)%	23%
Deposits:
Non-interest-bearing deposits	28,024	28,794	29,312	31,186	32,203	(3)	(13)
Interest-bearing deposits	320,389	317,217	314,393	318,641	300,789	1	7
Total deposits	348,413	346,011	343,705	349,827	332,992	1	5
Securitized debt obligations	18,043	17,417	17,861	17,813	16,973	4	6
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	538	522	649	542	883	3	(39)
Senior and subordinated notes	31,248	31,283	31,627	30,398	30,826	—	1
Other borrowings	27	25	121	24	33	8	(18)
Total other debt	31,813	31,830	32,397	30,964	31,742	—	—
Other liabilities	21,457	21,824	18,641	17,782	20,433	(2)	5
Total liabilities	420,375	417,767	413,241	417,007	402,667	1	4

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	35,541	35,334	35,163	34,952	34,725	1	2
Retained earnings	60,945	60,529	59,028	57,898	57,184	1	7
Accumulated other comprehensive loss	(8,268)	(12,224)	(9,818)	(8,540)	(9,916)	(32)	(17)
Treasury stock, at cost	(30,136)	(29,978)	(29,821)	(29,664)	(29,418)	1	2
Total stockholders’ equity	58,089	53,668	54,559	54,653	52,582	8	10
Total liabilities and stockholders’ equity	$478,464	$471,435	$467,800	$471,660	$455,249	1	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $566 million in Q4 2023, $449 million in Q3 2023, $443 million in Q2 2023, $405 million in Q1 2023 and $321 million in Q4 2022 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(7)Return on average common equity is calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(8)Return on average tangible common equity is a non-GAAP measure calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(9)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(10)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)Capital ratios as of the end of Q4 2023 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(13)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2023 Q4			2023 Q3			2022 Q4
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$316,670	$9,934	12.55%	$313,461	$9,696	12.37%	$307,852	$8,360	10.86%
Investment securities	88,650	669	3.02	87,845	627	2.86	87,110	548	2.52
Cash equivalents and other	41,609	542	5.21	42,226	550	5.21	26,089	250	3.84
Total interest-earning assets	$446,929	$11,145	9.97	$443,532	$10,873	9.81	$421,051	$9,158	8.70
Interest-bearing liabilities:
Interest-bearing deposits	$316,808	$2,745	3.47	$316,032	$2,611	3.30	$292,793	$1,335	1.82
Securitized debt obligations	18,022	263	5.84	17,649	249	5.63	16,478	170	4.13
Senior and subordinated notes	32,586	608	7.46	31,522	579	7.36	30,718	430	5.59
Other borrowings and liabilities	2,349	10	1.74	2,473	11	1.79	4,289	26	2.50
Total interest-bearing liabilities	$369,765	$3,626	3.92	$367,676	$3,450	3.75	$344,278	$1,961	2.28
Net interest income/spread		$7,519	6.05		$7,423	6.05		$7,197	6.42
Impact of non-interest-bearing funding			0.68			0.64			0.42
Net interest margin			6.73%			6.69%			6.84%

	Year Ended December 31,
	2023			2022
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$312,173	$37,410	11.98%	$293,839	$28,910	9.84%
Investment securities	89,105	2,550	2.86	90,608	1,884	2.08
Cash equivalents and other	39,960	1,978	4.95	22,199	443	2.00
Total interest-earning assets	$441,238	$41,938	9.50	$406,646	$31,237	7.68
Interest-bearing liabilities:
Interest-bearing deposits	$313,737	$9,489	3.02	$277,208	$2,535	0.91
Securitized debt obligations	17,675	959	5.42	15,603	384	2.46
Senior and subordinated notes	31,109	2,204	7.08	29,286	1,074	3.67
Other borrowings and liabilities	2,394	45	1.89	7,800	130	1.67
Total interest-bearing liabilities	$364,915	$12,697	3.48	$329,897	$4,123	1.25
Net interest income/spread		$29,241	6.03		$27,114	6.43
Impact of non-interest-bearing funding			0.60			0.24
Net interest margin			6.63%			6.67%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2023 Q4		Year Ended December 31,
	2023	2023	2023	2023	2022	2023	2022	2023	2022	2023 vs. 2022
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$147,666	$140,320	$135,975	$130,980	$131,581	5%	12%	$147,666	$131,581	12%
International card businesses	6,881	6,463	6,516	6,162	6,149	6	12	6,881	6,149	12
Total credit card	154,547	146,783	142,491	137,142	137,730	5	12	154,547	137,730	12
Consumer banking:
Auto	74,075	75,456	75,841	76,652	78,373	(2)	(5)	74,075	78,373	(5)
Retail banking	1,362	1,388	1,439	1,499	1,552	(2)	(12)	1,362	1,552	(12)
Total consumer banking	75,437	76,844	77,280	78,151	79,925	(2)	(6)	75,437	79,925	(6)
Commercial banking:
Commercial and multifamily real estate	34,446	35,622	36,041	37,132	37,453	(3)	(8)	34,446	37,453	(8)
Commercial and industrial	56,042	55,531	55,511	56,411	57,223	1	(2)	56,042	57,223	(2)
Total commercial banking	90,488	91,153	91,552	93,543	94,676	(1)	(4)	90,488	94,676	(4)
Total loans held for investment	$320,472	$314,780	$311,323	$308,836	$312,331	2	3	$320,472	$312,331	3
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$142,112	$137,500	$132,505	$128,562	$124,816	3%	14%	$135,213	$114,506	18%
International card businesses	6,515	6,549	6,257	6,108	5,836	(1)	12	6,359	5,886	8
Total credit card	148,627	144,049	138,762	134,670	130,652	3	14	141,572	120,392	18
Consumer banking:
Auto	74,861	75,740	76,233	77,465	79,108	(1)	(5)	76,067	78,772	(3)
Retail banking	1,377	1,414	1,465	1,529	1,592	(3)	(14)	1,446	1,663	(13)
Total consumer banking	76,238	77,154	77,698	78,994	80,700	(1)	(6)	77,513	80,435	(4)
Commercial banking:
Commercial and multifamily real estate	35,414	35,964	37,068	37,373	37,848	(2)	(6)	36,448	36,639	(1)
Commercial and industrial	55,611	55,592	56,127	56,719	57,681	—	(4)	56,008	54,772	2
Total commercial banking	91,025	91,556	93,195	94,092	95,529	(1)	(5)	92,456	91,411	1
Total average loans held for investment	$315,890	$312,759	$309,655	$307,756	$306,881	1	3	$311,541	$292,238	7

						2023 Q4				Year Ended December 31,
	2023	2023	2023	2023	2022	2023		2022		2023	2022	2023 vs. 2022
	Q4	Q3	Q2	Q1	Q4	Q3		Q4
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	5.35%	4.40%	4.38%	4.04%	3.22%	95	bps	213	bps	4.56%	2.47%	209	bps
International card businesses	4.94	4.87	4.98	4.54	4.29	7		65		4.84	3.65	119
Total credit card	5.33	4.42	4.41	4.06	3.27	91		206		4.57	2.53	204
Consumer banking:
Auto	2.19	1.77	1.40	1.53	1.66	42		53		1.72	1.00	72
Retail banking	5.68	3.80	3.25	2.97	5.15	188		53		3.89	4.24	(35)
Total consumer banking	2.25	1.81	1.43	1.56	1.73	44		52		1.76	1.06	70
Commercial banking:
Commercial and multifamily real estate	0.96	0.27	3.91	0.19	0.05	69		91		1.34	—	134
Commercial and industrial	0.26	0.24	0.11	0.03	0.06	2		20		0.16	0.13	3
Total commercial banking	0.53	0.25	1.62	0.09	0.06	28		47		0.62	0.08	54
Total net charge-offs	3.21	2.56	2.82	2.21	1.86	65		135		2.70	1.36	134
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	4.61%	4.31%	3.74%	3.66%	3.43%	30	bps	118	bps	4.61%	3.43%	118	bps
International card businesses	4.67	4.43	4.24	4.20	4.03	24		64		4.67	4.03	64
Total credit card	4.61	4.32	3.77	3.68	3.46	29		115		4.61	3.46	115
Consumer banking:
Auto	6.34	5.64	5.38	5.00	5.62	70		72		6.34	5.62	72
Retail banking	1.19	1.07	1.19	0.56	1.02	12		17		1.19	1.02	17
Total consumer banking	6.25	5.55	5.30	4.92	5.53	70		72		6.25	5.53	72
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.13%	0.14%	0.16%	0.12%	0.14%	(1)	bps	(1)	bps	0.13%	0.14%	(1)	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.96	0.85	0.77	0.67	0.76	11		20		0.96	0.76	20
Retail banking	3.36	3.28	2.99	2.94	2.49	8		87		3.36	2.49	87
Total consumer banking	1.00	0.89	0.82	0.72	0.79	11		21		1.00	0.79	21
Commercial banking:
Commercial and multifamily real estate	1.23	1.29	1.15	0.90	0.72	(6)		51		1.23	0.72	51
Commercial and industrial	0.60	0.65	0.71	0.72	0.75	(5)		(15)		0.60	0.75	(15)
Total commercial banking	0.84	0.90	0.89	0.79	0.74	(6)		10		0.84	0.74	10
Total nonperforming loans	0.48	0.48	0.47	0.42	0.43	—		5		0.48	0.43	5
Total nonperforming assets	0.50	0.50	0.48	0.44	0.45	—		5		0.50	0.45	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended December 31, 2023
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of September 30, 2023	$10,925	$399	$11,324	$2,013	$36	$2,049	$1,582	$14,955
Charge-offs	(2,192)	(114)	(2,306)	(650)	(24)	(674)	(126)	(3,106)
Recoveries	290	33	323	240	5	245	5	573
Net charge-offs	(1,902)	(81)	(1,983)	(410)	(19)	(429)	(121)	(2,533)
Provision for credit losses	2,238	115	2,353	399	23	422	84	2,859
Allowance build (release) for credit losses	336	34	370	(11)	4	(7)	(37)	326
Other changes(5)	—	15	15	—	—	—	—	15
Balance as of December 31, 2023	11,261	448	11,709	2,002	40	2,042	1,545	15,296
Reserve for unfunded lending commitments:
Balance as of September 30, 2023	—	—	—	—	—	—	158	158
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	—	—
Balance as of December 31, 2023	—	—	—	—	—	—	158	158
Combined allowance and reserve as of December 31, 2023	$11,261	$448	$11,709	$2,002	$40	$2,042	$1,703	$15,454

	Year Ended December 31, 2023
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2022	$9,165	$380	$9,545	$2,187	$50	$2,237	$1,458	$13,240
Cumulative effects of accounting standards adoption(6)	(40)	(23)	(63)	—	—	—	—	(63)
Balance as of January 1, 2023	9,125	357	9,482	2,187	50	2,237	1,458	13,177
Charge-offs	(7,348)	(439)	(7,787)	(2,252)	(75)	(2,327)	(588)	(10,702)
Recoveries	1,184	131	1,315	944	19	963	10	2,288
Net charge-offs	(6,164)	(308)	(6,472)	(1,308)	(56)	(1,364)	(578)	(8,414)
Provision for credit losses	8,268	383	8,651	1,123	46	1,169	665	10,485
Allowance build (release) for credit losses	2,104	75	2,179	(185)	(10)	(195)	87	2,071
Other changes(5)	32	16	48	—	—	—	—	48
Balance as of December 31, 2023	11,261	448	11,709	2,002	40	2,042	1,545	15,296
Reserve for unfunded lending commitments:
Balance as of December 31, 2022	—	—	—	—	—	—	218	218
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(60)	(60)
Balance as of December 31, 2023	—	—	—	—	—	—	158	158
Combined allowance and reserve as of December 31, 2023	$11,261	$448	$11,709	$2,002	$40	$2,042	$1,703	$15,454

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended December 31, 2023					Year Ended December 31, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$5,231	$1,951	$617	$(280)	$7,519	$19,729	$8,713	$2,518	$(1,719)	$29,241
Non-interest income	1,565	163	245	14	1,987	5,940	589	1,002	15	7,546
Total net revenue (loss)	6,796	2,114	862	(266)	9,506	25,669	9,302	3,520	(1,704)	36,787
Provision (benefit) for credit losses	2,353	422	84	(2)	2,857	8,651	1,169	605	1	10,426
Non-interest expense	3,417	1,402	487	411	5,717	12,490	5,178	2,011	637	20,316
Income (loss) from continuing operations before income taxes	1,026	290	291	(675)	932	4,528	2,955	904	(2,342)	6,045
Income tax provision (benefit)	241	68	68	(151)	226	1,071	697	213	(823)	1,158
Income (loss) from continuing operations, net of tax	$785	$222	$223	$(524)	$706	$3,457	$2,258	$691	$(1,519)	$4,887

	Three Months Ended September 30, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$5,114	$2,133	$621	$(445)	$7,423
Non-interest income	1,513	142	288	—	1,943
Total net revenue (loss)	6,627	2,275	909	(445)	9,366
Provision for credit losses	1,953	213	116	2	2,284
Non-interest expense	3,015	1,262	512	71	4,860
Income (loss) from continuing operations before income taxes	1,659	800	281	(518)	2,222
Income tax provision (benefit)	393	189	67	(217)	432
Income (loss) from continuing operations, net of tax	$1,266	$611	$214	$(301)	$1,790

	Three Months Ended December 31, 2022					Year Ended December 31, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total	Credit Card	Consumer Banking	Commercial Banking(7)	Other(7)	Total
Net interest income (loss)	$4,533	$2,394	$520	$(250)	$7,197	$16,584	$8,965	$2,461	$(896)	$27,114
Non-interest income (loss)	1,449	139	261	(6)	1,843	5,771	469	1,129	(233)	7,136
Total net revenue (loss)	5,982	2,533	781	(256)	9,040	22,355	9,434	3,590	(1,129)	34,250
Provision (benefit) for credit losses	1,878	477	62	(1)	2,416	4,265	1,173	415	(6)	5,847
Non-interest expense	3,069	1,450	555	6	5,080	11,627	5,312	2,070	154	19,163
Income (loss) from continuing operations before income taxes	1,035	606	164	(261)	1,544	6,463	2,949	1,105	(1,277)	9,240
Income tax provision (benefit)	245	144	39	(116)	312	1,536	699	262	(617)	1,880
Income (loss) from continuing operations, net of tax	$790	$462	$125	$(145)	$1,232	$4,927	$2,250	$843	$(660)	$7,360

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2023 Q4 vs.			Year Ended December 31,
	2023	2023	2023	2023	2022	2023	2022				2023 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4		2023	2022	2022
Credit Card
Earnings:
Net interest income	$5,231	$5,114	$4,727	$4,657	$4,533	2%	15%		$19,729	$16,584	19%
Non-interest income	1,565	1,513	1,499	1,363	1,449	3	8		5,940	5,771	3
Total net revenue	6,796	6,627	6,226	6,020	5,982	3	14		25,669	22,355	15
Provision for credit losses	2,353	1,953	2,084	2,261	1,878	20	25		8,651	4,265	103
Non-interest expense	3,417	3,015	3,020	3,038	3,069	13	11		12,490	11,627	7
Income from continuing operations before income taxes	1,026	1,659	1,122	721	1,035	(38)	(1)		4,528	6,463	(30)
Income tax provision	241	393	265	172	245	(39)	(2)		1,071	1,536	(30)
Income from continuing operations, net of tax	$785	$1,266	$857	$549	$790	(38)	(1)		$3,457	$4,927	(30)
Selected performance metrics:
Period-end loans held for investment	$154,547	$146,783	$142,491	$137,142	$137,730	5	12		$154,547	$137,730	12
Average loans held for investment	148,627	144,049	138,762	134,670	130,652	3	14		141,572	120,392	18
Average yield on loans outstanding(1)	18.96%	19.02%	18.17%	17.98%	17.69%	(6) bps	127	bps	18.54%	16.21%	233	bps
Total net revenue margin(8)	18.24	18.40	17.95	17.88	18.32	(16)	(8)		18.12	18.47	(35)
Net charge-off rate	5.33	4.42	4.41	4.06	3.27	91	206		4.57	2.53	204
30+ day performing delinquency rate	4.61	4.32	3.77	3.68	3.46	29	115		4.61	3.46	115
30+ day delinquency rate	4.62	4.32	3.77	3.69	3.46	30	116		4.62	3.46	116
Nonperforming loan rate(3)	0.01	0.01	0.01	0.01	0.01	—	—		0.01	0.01	—
Purchase volume(9)	$162,055	$158,640	$157,937	$141,658	$155,633	2%	4%		$620,290	$587,283	6%

						2023 Q4 vs.			Year Ended December 31,
	2023	2023	2023	2023	2022	2023	2022				2023 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4		2023	2022	2022
Domestic Card
Earnings:
Net interest income	$4,940	$4,827	$4,453	$4,390	$4,280	2%	15%		$18,610	$15,616	19%
Non-interest income	1,498	1,445	1,431	1,298	1,392	4	8		5,672	5,363	6
Total net revenue	6,438	6,272	5,884	5,688	5,672	3	14		24,282	20,979	16
Provision for credit losses	2,238	1,861	1,995	2,174	1,800	20	24		8,268	4,020	106
Non-interest expense	3,186	2,810	2,805	2,847	2,866	13	11		11,648	10,827	8
Income from continuing operations before income taxes	1,014	1,601	1,084	667	1,006	(37)	1		4,366	6,132	(29)
Income tax provision	239	378	256	157	238	(37)	—		1,030	1,453	(29)
Income from continuing operations, net of tax	$775	$1,223	$828	$510	$768	(37)	1		$3,336	$4,679	(29)
Selected performance metrics:
Period-end loans held for investment	$147,666	$140,320	$135,975	$130,980	$131,581	5	12		$147,666	$131,581	12
Average loans held for investment	142,112	137,500	132,505	128,562	124,816	3	14		135,213	114,506	18
Average yield on loans outstanding(1)	18.88%	18.96%	18.07%	17.88%	17.58%	(8) bps	130	bps	18.46%	16.07%	239	bps
Total net revenue margin(8)	18.07	18.24	17.76	17.70	18.18	(17)	(11)		17.94	18.28	(34)
Net charge-off rate(2)	5.35	4.40	4.38	4.04	3.22	95	213		4.56	2.47	209
30+ day performing delinquency rate	4.61	4.31	3.74	3.66	3.43	30	118		4.61	3.43	118
Purchase volume(9)	$158,290	$154,880	$154,184	$138,310	$151,995	2%	4%		$605,664	$568,752	6%
Refreshed FICO scores:(10)
Greater than 660	68%	69%	69%	68%	69%	(1)	(1)		68%	69%	(1)
660 or below	32	31	31	32	31	1	1		32	31	1
Total	100%	100%	100%	100%	100%				100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2023 Q4 vs.				Year Ended December 31,
	2023	2023	2023	2023	2022	2023		2022				2023 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2023	2022	2022
Consumer Banking
Earnings:
Net interest income	$1,951	$2,133	$2,269	$2,360	$2,394	(9)%		(19)%		$8,713	$8,965	(3)%
Non-interest income	163	142	149	135	139	15		17		589	469	26
Total net revenue	2,114	2,275	2,418	2,495	2,533	(7)		(17)		9,302	9,434	(1)
Provision for credit losses	422	213	259	275	477	98		(12)		1,169	1,173	—
Non-interest expense	1,402	1,262	1,231	1,283	1,450	11		(3)		5,178	5,312	(3)
Income from continuing operations before income taxes	290	800	928	937	606	(64)		(52)		2,955	2,949	—
Income tax provision	68	189	219	221	144	(64)		(53)		697	699	—
Income from continuing operations, net of tax	$222	$611	$709	$716	$462	(64)		(52)		$2,258	$2,250	—
Selected performance metrics:
Period-end loans held for investment	$75,437	$76,844	$77,280	$78,151	$79,925	(2)		(6)		$75,437	$79,925	(6)
Average loans held for investment	76,238	77,154	77,698	78,994	80,700	(1)		(6)		77,513	80,435	(4)
Average yield on loans held for investment(1)	8.17%	7.97%	7.65%	7.40%	7.31%	20	bps	86	bps	7.79%	7.19%	60	bps
Auto loan originations	$6,157	$7,452	$7,160	$6,211	$6,635	(17)%		(7)%		$26,980	$36,965	(27)%
Period-end deposits	296,171	290,789	286,174	291,163	270,592	2		9		296,171	270,592	9
Average deposits	291,486	287,457	285,647	278,772	262,844	1		11		285,880	257,089	11
Average deposits interest rate	3.06%	2.85%	2.46%	1.96%	1.42%	21	bps	164	bps	2.59%	0.72%	187	bps
Net charge-off rate	2.25	1.81	1.43	1.56	1.73	44		52		1.76	1.06	70
30+ day performing delinquency rate	6.25	5.55	5.30	4.92	5.53	70		72		6.25	5.53	72
30+ day delinquency rate	7.08	6.27	5.95	5.46	6.18	81		90		7.08	6.18	90
Nonperforming loan rate(3)	1.00	0.89	0.82	0.72	0.79	11		21		1.00	0.79	21
Nonperforming asset rate(4)	1.09	0.96	0.88	0.78	0.87	13		22		1.09	0.87	22
Auto—At origination FICO scores:(11)
Greater than 660	53%	52%	52%	52%	53%	1%		—		53%	53%	—
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	27	28	28	28	27	(1)		—		27	27	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2023 Q4 vs.				Year Ended December 31,
	2023	2023	2023	2023	2022	2023		2022				2023 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2023	2022	2022
Commercial Banking
Earnings:
Net interest income(12)	$617	$621	$632	$648	$520	(1)%		19%		$2,518	$2,461	2%
Non-interest income	245	288	257	212	261	(15)		(6)		1,002	1,129	(11)
Total net revenue(7)	862	909	889	860	781	(5)		10		3,520	3,590	(2)
Provision for credit losses	84	116	146	259	62	(28)		35		605	415	46
Non-interest expense	487	512	482	530	555	(5)		(12)		2,011	2,070	(3)
Income from continuing operations before income taxes	291	281	261	71	164	4		77		904	1,105	(18)
Income tax provision	68	67	61	17	39	1		74		213	262	(19)
Income from continuing operations, net of tax	$223	$214	$200	$54	$125	4		78		$691	$843	(18)
Selected performance metrics:
Period-end loans held for investment(13)	$90,488	$91,153	$91,552	$93,543	$94,676	(1)		(4)		$90,488	$94,676	(4)
Average loans held for investment	91,025	91,556	93,195	94,092	95,529	(1)		(5)		92,456	91,411	1
Average yield on loans held for investment(1)(7)	7.24%	7.16%	6.75%	6.31%	5.63%	8	bps	161	bps	6.86%	4.02%	284	bps
Period-end deposits	$32,712	$36,035	$36,793	$38,380	$40,808	(9)%		(20)%		$32,712	$40,808	(20)%
Average deposits	34,525	37,279	37,960	39,941	42,779	(7)		(19)		37,411	42,018	(11)
Average deposits interest rate	2.79%	2.93%	2.68%	2.34%	1.80%	(14)	bps	99	bps	2.68%	0.73%	195	bps
Net charge-off rate	0.53	0.25	1.62	0.09	0.06	28		47		0.62	0.08	54
Nonperforming loan rate(3)	0.84	0.90	0.89	0.79	0.74	(6)		10		0.84	0.74	10
Nonperforming asset rate(4)	0.84	0.90	0.89	0.79	0.74	(6)		10		0.84	0.74	10
Risk category:(14)
Noncriticized	$81,758	$82,968	$84,583	$85,964	$87,620	(1)%		(7)%		$81,758	$87,620	(7)%
Criticized performing	7,969	7,363	6,158	6,839	6,355	8		25		7,969	6,355	25
Criticized nonperforming	761	822	811	740	701	(7)		9		761	701	9
Total commercial banking loans held for investment	$90,488	$91,153	$91,552	$93,543	$94,676	(1)		(4)		$90,488	$94,676	(4)
Risk category as a percentage of period-end loans held for investment:(14)
Noncriticized	90.35%	91.02%	92.38%	91.90%	92.55%	(67)	bps	(220)	bps	90.35%	92.55%	(220)	bps
Criticized performing	8.81	8.08	6.73	7.31	6.71	73		210		8.81	6.71	210
Criticized nonperforming	0.84	0.90	0.89	0.79	0.74	(6)		10		0.84	0.74	10
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%					100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2023 Q4 vs.		Year Ended December 31,
	2023	2023	2023	2023	2022	2023	2022			2023 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2023	2022	2022
Other
Earnings:
Net interest loss(12)	$(280)	$(445)	$(515)	$(479)	$(250)	(37)%	12%	$(1,719)	$(896)	92%
Non-interest income (loss)	14	—	(6)	7	(6)	**	**	15	(233)	**
Total net loss(9)	(266)	(445)	(521)	(472)	(256)	(40)	4	(1,704)	(1,129)	51
Provision (benefit) for credit losses	(2)	2	1	—	(1)	**	100	1	(6)	**
Non-interest expense(15)	411	71	61	94	6	**	**	637	154	**
Loss from continuing operations before income taxes	(675)	(518)	(583)	(566)	(261)	30	159	(2,342)	(1,277)	83
Income tax benefit	(151)	(217)	(248)	(207)	(116)	(30)	30	(823)	(617)	33
Loss from continuing operations, net of tax	$(524)	$(301)	$(335)	$(359)	$(145)	74	**	$(1,519)	$(660)	130
Selected performance metrics:
Period-end deposits	$19,530	$19,187	$20,738	$20,284	$21,592	2	(10)	$19,530	$21,592	(10)
Average deposits	19,317	20,277	20,071	21,410	20,935	(5)	(8)	20,263	14,444	40
Total
Earnings:
Net interest income	$7,519	$7,423	$7,113	$7,186	$7,197	1%	4%	$29,241	$27,114	8%
Non-interest income	1,987	1,943	1,899	1,717	1,843	2	8	7,546	7,136	6
Total net revenue	9,506	9,366	9,012	8,903	9,040	1	5	36,787	34,250	7
Provision for credit losses	2,857	2,284	2,490	2,795	2,416	25	18	10,426	5,847	78
Non-interest expense	5,717	4,860	4,794	4,945	5,080	18	13	20,316	19,163	6
Income from continuing operations before income taxes	932	2,222	1,728	1,163	1,544	(58)	(40)	6,045	9,240	(35)
Income tax provision	226	432	297	203	312	(48)	(28)	1,158	1,880	(38)
Income from continuing operations, net of tax	$706	$1,790	$1,431	$960	$1,232	(61)	(43)	$4,887	$7,360	(34)
Selected performance metrics:
Period-end loans held for investment	$320,472	$314,780	$311,323	$308,836	$312,331	2	3	$320,472	$312,331	3
Average loans held for investment	315,890	312,759	309,655	307,756	306,881	1	3	311,541	292,238	7
Period-end deposits	348,413	346,011	343,705	349,827	332,992	1	5	348,413	332,992	5
Average deposits	345,328	345,013	343,678	340,123	326,558	—	6	343,554	313,551	10

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)In December 2023, we recognized $18 million of incremental net charge-offs on certain loans in hardship programs from the one-time impact of operational delays, which increased the Q4 2023 net charge-off rate by approximately 5 basis points. Excluding this impact, the Q4 2023 net charge-off rate would have been 5.30%.
(3)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(4)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(5)Primarily represents the initial allowance for purchased credit-deteriorated loans and foreign currency translation adjustments. The initial allowance of purchased credit-deteriorated loans was $0 million and $32 million for the three and twelve months ended December 31, 2023, respectively.
(6)Impact from the adoption of ASU 2022-02, Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures as of January 1, 2023.
(7)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(8)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans outstanding during the period.
(9)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(10)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(11)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(12)In the fourth quarter of 2022, an internal funds transfer pricing impact of $176 million decreased net interest income in the Commercial Banking business and increased the Other category, and was therefore neutral to Capital One Financial Corporation.
(13)We reclassified $888 million in commercial office real estate loans from loans held for investment to loans held for sale as of June 30, 2023.
(14)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(15)Includes the impact of the $289 million FDIC special assessment in Q4 2023 and any charges incurred as a result of restructuring activities for the periods presented.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Regulatory Capital Metrics
Common equity excluding AOCI	$62,710	$62,245	$60,729	$59,546	$59,450
Adjustments:
AOCI, net of tax(2)	27	(9)	31	(3)	(17)
Goodwill, net of related deferred tax liabilities	(14,811)	(14,797)	(14,813)	(14,538)	(14,540)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(311)	(333)	(358)	(371)	(162)
Common equity Tier 1 capital	$47,615	$47,106	$45,589	$44,634	$44,731
Tier 1 capital	$52,460	$51,952	$50,434	$49,479	$49,576
Total capital(3)	59,124	58,844	57,607	56,611	56,714
Risk-weighted assets	369,217	362,962	359,613	356,079	357,920
Adjusted average assets(4)	467,553	464,286	459,732	455,477	444,704
Capital Ratios
Common equity Tier 1 capital(5)	12.9%	13.0%	12.7%	12.5%	12.5%
Tier 1 capital(6)	14.2	14.3	14.0	13.9	13.9
Total capital(7)	16.0	16.2	16.0	15.9	15.8
Tier 1 leverage(4)	11.2	11.2	11.0	10.9	11.1
TCE(8)	8.2	7.3	7.6	7.6	7.5

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2023	2023	2023	2023	2022	Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	2023	2022
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$639	$1,705	$1,351	$887	$1,161	$4,582	$7,044
FDIC special assessment	289	—	—	—	—	289	—
Insurance recoveries and legal reserve activity	—	—	—	—	(177)	—	(177)
Restructuring charges	—	—	—	—	72	—	72
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	928	1,705	1,351	887	1,056	4,871	6,939
Income tax impacts	(70)	—	—	—	25	(70)	25
Adjusted net income available to common stockholders (non-GAAP)	$858	$1,705	$1,351	$887	$1,081	$4,801	$6,964

Diluted weighted-average common shares outstanding (in millions) (GAAP)	382.8	383.3	383.7	383.8	383.7	383.4	393.2

Diluted EPS (GAAP)	$1.67	$4.45	$3.52	$2.31	$3.03	$11.95	$17.91
Impact of adjustments noted above	0.57	—	—	—	(0.21)	0.57	(0.20)
Adjusted diluted EPS (non-GAAP)	$2.24	$4.45	$3.52	$2.31	$2.82	$12.52	$17.71

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$5,717	$4,860	$4,794	$4,945	$5,080	$20,316	$19,163
FDIC special assessment	(289)	—	—	—	—	(289)	—
Insurance recoveries and legal reserve activity	—	—	—	—	177	—	177
Restructuring charges	—	—	—	—	(72)	—	(72)
Adjusted non-interest expense (non-GAAP)	$5,428	$4,860	$4,794	$4,945	$5,185	$20,027	$19,268

Total net revenue (GAAP)	$9,506	$9,366	$9,012	$8,903	$9,040	$36,787	$34,250

Efficiency ratio (GAAP)	60.14%	51.89%	53.20%	55.54%	56.19%	55.23%	55.95%
Impact of adjustments noted above	(304)bps	—	—	—	117bps	(79)bps	31bps
Adjusted efficiency ratio (non-GAAP)	57.10%	51.89%	53.20%	55.54%	57.36%	54.44%	56.26%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$4,463	$3,888	$3,908	$4,048	$3,962	$16,307	$15,146
FDIC special assessment	(289)	—	—	—	—	(289)	—
Insurance recoveries and legal reserve activity	—	—	—	—	177	—	177

	2023	2023	2023	2023	2022	Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	2023	2022
Restructuring charges	—	—	—	—	(72)	—	(72)
Adjusted operating expense (non-GAAP)	$4,174	$3,888	$3,908	$4,048	$4,067	$16,018	$15,251

Total net revenue (GAAP)	$9,506	$9,366	$9,012	$8,903	$9,040	$36,787	$34,250

Operating efficiency ratio (GAAP)	46.95%	41.51%	43.36%	45.47%	43.83%	44.33%	44.22%
Impact of adjustments noted above	(304)bps	—	—	—	116bps	(79)bps	31bps
Adjusted operating efficiency ratio (non-GAAP)	43.91%	41.51%	43.36%	45.47%	44.99%	43.54%	44.53%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2023	2023	2023	2023	2022
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Pre- Provision Earnings
Total net revenue	$9,506	$9,366	$9,012	$8,903	$9,040
Non-interest expense	(5,717)	(4,860)	(4,794)	(4,945)	(5,080)
Pre-provision earnings(9)	$3,789	$4,506	$4,218	$3,958	$3,960
Tangible Common Equity (Period-End)
Stockholders’ equity	$58,089	$53,668	$54,559	$54,653	$52,582
Goodwill and other intangible assets(10)	(15,289)	(15,308)	(15,356)	(15,098)	(14,902)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$37,955	$33,515	$34,358	$34,710	$32,835
Tangible Common Equity (Average)
Stockholders’ equity	$55,632	$55,012	$55,357	$54,773	$52,439
Goodwill and other intangible assets(10)	(15,304)	(15,348)	(15,187)	(14,984)	(14,926)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$35,483	$34,819	$35,325	$34,944	$32,668
Return on Tangible Common Equity (Average)
Net income available to common stockholders	$639	$1,705	$1,351	$887	$1,161
Tangible common equity (Average)	35,483	34,819	35,325	34,944	32,668
Return on tangible common equity(11)(12)	7.20%	19.59%	15.30%	10.15%	14.22%
Tangible Assets (Period-End)
Total assets	$478,464	$471,435	$467,800	$471,660	$455,249
Goodwill and other intangible assets(10)	(15,289)	(15,308)	(15,356)	(15,098)	(14,902)
Tangible assets(11)	$463,175	$456,127	$452,444	$456,562	$440,347

	2023	2023	2023	2023	2022
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Tangible Assets (Average)
Total assets	$472,594	$469,860	$466,652	$462,324	$449,659
Goodwill and other intangible assets(10)	(15,304)	(15,348)	(15,187)	(14,984)	(14,926)
Tangible assets(11)	$457,290	$454,512	$451,465	$447,340	$434,733
Return on Tangible Assets (Average)
Net income	$706	$1,790	$1,431	$960	$1,232
Tangible Assets (Average)	457,290	454,512	451,465	447,340	434,733
Return on tangible assets(11)(13)	0.62%	1.58%	1.27%	0.86%	1.13%
TCE Ratio
Tangible common equity (Period-end)	$37,955	$33,515	$34,358	$34,710	$32,835
Tangible Assets (Period-end)	463,175	456,127	452,444	456,562	440,347
TCE Ratio(11)	8.2%	7.3%	7.6%	7.6%	7.5%
Tangible Book Value per Common Share
Tangible common equity (Period-end)	$37,955	$33,515	$34,358	$34,710	$32,835
Outstanding Common Shares	380.4	381.0	381.4	382.0	381.3
Tangible book value per common share(11)	$99.78	$87.97	$90.07	$90.86	$86.11
__________
(1)Regulatory capital metrics and capital ratios as of December 31, 2023 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.
(12)Return on average tangible common equity is a non-GAAP measure calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period.